SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 6, 1996


                            Long Island Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       0-23526                    11-3198508
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
of Incorporation)                   Number)                  Identification No.)


201 Old Country Road
Melville, New York                                                 11747-2724
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


                                 Not Applicable

          (Former Name of Former Address, if Changed Since Last Report)

Item 1.           Changes in Control Registrant
                           Not Applicable

Item 2.           Acquisition or Disposition of Assets
                           Not Applicable

Item 3.           Bankruptcy or Receivership
                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                           Not Applicable

Item 5.           Other Events
                           Press Release of Long Island Bancorp, Inc.
                              dated September 6, 1996

Item 6.           Resignations of Registrant's Directors
                           Not Applicable

Item 7.           Financial Statements and Exhibits
                           (a)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  LONG ISLAND BANCORP, INC.


                                       By: /s/          Mark Fuster
                                          ----------------------------
                                       Name:            Mark Fuster
                                       Title:          Chief Financial Officer
                                                       (principal financial and
                                                       accounting officer)


Date:    September 11, 1996

LONG ISLAND BANCORP, INC.              NEWS RELEASE
201 Old Country Road
Melville, New York  11747

                                       CONTACT:

                                              Mary M. Feder
                                              Vice President-Investor Relations
                                              (516) 547-2607

FOR IMMEDIATE RELEASE



  LONG ISLAND BANCORP, INC.' S PRESIDENT AND CHIEF OPERATING OFFICER TO RETIRE

        CHAIRMAN AND CHIEF EXECUTIVE OFFICER ASSUMES HIS RESPONSIBILITIES


MELVILLE, NY, SEPTEMBER 6, 1996 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that William E. Viklund is retiring from his position as President and Chief Operating Officer to pursue other interests. Mr. Viklund's retirement will be effective September 30, 1996. Mr. Viklund's duties will be assumed by John J. Conefry, Jr., Chairman and Chief Executive Officer.

"Bill Viklund has given The Long Island Savings Bank sixteen years of wonderful service" commented John J. Conefry, Jr. "We are grateful for the good work and leadership he provided and wish him well in all his future endeavors."

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers in 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and Westchester and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia and North Carolina and an Internet home page at the address: http://www.lisb.com.


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